UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to FORM 8-K on FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2014

MGC Diagnostics Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

(651) 484-4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On August 1, 2014, MGC Diagnostics Corporation, through its newly established wholly owned subsidiary, MGC Diagnostics Belgium S.P.R.L., a private limited liability company, (collectively “MGC Diagnostics” or the “Company”) completed the acquisition of MediSoft SA (“MediSoft”). MediSoft, based in Sorinnes, Belgium, was a privately held manufacturer of cardiorespiratory diagnostics products that was owned by Guy Martinot and Jean-Benoit Martinot (the “MediSoft Shareholders”). MediSoft has operating subsidiaries in France, Germany and Italy. The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A to file the required financial statements and pro-forma financial information related to the acquisition under Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

Pursuant to Rule 8-04 of Regulation S-X, Financial Statements of Business Acquired or To Be Acquired, the Company hereby files the following financial statements of MediSoft:

•	Report of Independent Audit Firm Baker Tilly Bedrijfsrevisoren Burg. CVBA
•	Consolidated Balance Sheet as of December 31, 2013
•	Consolidated Statement of Comprehensive Loss for the year ended December 31, 2013
•	Consolidated Statement of Stockholders’ Equity for the year ended December 31, 2013
•	Consolidated Statement of Cash Flows for the year ended December 31, 2013
•	Notes to Consolidated Financial Statements

Pursuant to Regulation S-X, Rule 8-04(e), and Items 8.A.5 and 17 of Form 20-F, the Company is not required to file MediSoft interim financial statements.

(b)  Unaudited Pro Forma Financial Information

Pursuant to Rule 8-05 of Regulation S-X, Pro Forma Financial Information, the Company hereby files the following pro forma financial information of MGC Diagnostics Corporation:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of MGC Diagnostics Corporation as of July 31, 2014
•	Unaudited Pro Forma Condensed Consolidated Statement of Loss of MGC Diagnostics Corporation for the nine months ended July 31, 2014
•	Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) of MGC Diagnostics Corporation for the year ended October 31, 2013
•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

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Exhibit Number	Description

4.1	Form of Warrant dated August 1, 2014 delivered to MediSoft SA shareholders.*

10.1	Stock Purchase Agreement dated July 10, 2014 between MGC Diagnostics Belgium S.P.R.L., a private limited liability company, and Guy Martinot and Jean-Benoit Martinot.*

23	Consent of Independent Audit Firm

99.1	MGC Diagnostics Corporation press release dated August 1, 2014.*

99.2	Financial Statements of Business Acquired

99.3	Unaudited Pro Forma Financial Information

*Incorporated by reference to exhibit of the same number in the Company’s Current Report on Form 8-K dated August 1, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGC DIAGNOSTICS CORPORATION

Dated: October 15, 2014	By:	/S/ Wesley W. Winnekins
Wesley W. Winnekins Chief Operating Officer and Chief Financial Officer

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